UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): January 5, 2015

REVEN HOUSING REIT, INC.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	000-54165	84-1306078
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

7911 Herschel Avenue, Suite 201 La Jolla, CA 92037
(Address of principal executive offices)

(858) 459-4000
(Registrant’s telephone number, including area code)

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions.

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

(a)	Dismissal of PKF, Certified Public Accountants

On January 5, 2015, the Audit Committee of the Board of Directors approved the dismissal of PKF, Certified Public Accountants, A Professional Corporation (“PKF”), as the Company’s independent registered public accounting firm. PKF’s report dated March 28, 2013 on the financial statements of the Company as of and for the fiscal year ended December 31, 2012 contained a modification that such financial statements had been prepared assuming that the Company would continue as a going concern. Except as set forth in the previous sentence, PKF’s reports on the financial statements of the Company as of and for the two years ended December 31, 2013 did not contain any adverse opinion or disclaimer of opinion, nor were they qualified or modified as to audit scope, procedure or accounting principles.

During the Company’s two fiscal years ended December 31, 2013 and the subsequent period through January 5, 2015, there were no disagreements between the Company and PKF on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to PKF’s satisfaction, would have caused them to make reference to the subject matter of the disagreement in connection with their reports on the Company’s financial statements for such years or periods; and there were no reportable events as described in Item 304(a)(1)(v) of Regulation S-K. The Company provided PKF with a copy of the foregoing disclosures. Attached as Exhibit 16 is a copy of PKF’s letter to the Securities and Exchange Commission, dated January 8, 2015, stating its agreement with such statements.

(b)	Engagement of Squar, Milner, Peterson, Miranda & Williamson, Certified Public Accountants, LLP

On January 5, 2015, the Company engaged Squar, Milner, Peterson, Miranda & Williamson, Certified Public Accountants, LLP (“Squar Milner”), to serve as the Company’s new independent registered public accounting firm for the year ended December 31, 2014. The engagement of Squar Milner was approved by the Audit Committee of the Board of Directors of the Company.

During the Company’s two most recent fiscal years ended December 31, 2013 and the subsequent period through January 5, 2015, neither the Company nor anyone on its behalf did consult with Squar Milner with respect to the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, or any other matters or reportable events as set forth in Item 304(a)(2) (i) and (ii) of Regulation S-K.

Item 9.01 Financial Statement and Exhibits

(d) Exhibits

16	Letter from PKF, Certified Public Accountants,	Filed herewith
A Professional Corporation, to the
Securities and Exchange Commission

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REVEN HOUSING REIT, INC.

Dated: January 8, 2015	/s/ Thad L. Meyer
Thad L. Meyer
Chief Financial Officer